GOF STKP4

                        SUPPLEMENT DATED JANUARY 1, 1998
                             TO THE PROSPECTUSES OF
                               FRANKLIN VALUE FUND
                               DATED MARCH 1, 1997
                        FRANKLIN MUTUAL SERIES FUND INC.
                DATED MAY 1, 1997, AS AMENDED AUGUST 19, 1997

The prospectus is amended to replace the first two paragraphs in the section "The Rule 12b-1 Plans," found under "Who Manages the Fund?", with the following:

THE RULE 12B-1 PLANS

Class I and Class II have separate distribution plans or "Rule 12b-1 Plans" under which they may pay or reimburse Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates; a prorated portion of Distributors' overhead expenses; and the expenses of printing prospectuses and reports used for sales purposes, and preparing and distributing sales literature and advertisements.

Payments by the Fund under the Class I plan may not exceed 0.35% per year of Class I's average daily net assets. Of this amount, the Fund may reimburse up to 0.35% to Distributors or others, out of which 0.10% will generally be retained by Distributors for its distribution expenses. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after certain purchases made without a sales charge, Securities Dealers may not be eligible to receive the Rule 12b-1 fee associated with the purchase.